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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March13, 2003


                      NEW CENTURY MORTGAGE SECURITIES, INC.
                      -------------------------------------

            (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2003, providing for the issuance of
             Asset Backed Pass-Through Certificates, Series 2003-2)


                      New Century Mortgage Securities, Inc.
                      -------------------------------------

             (Exact name of registrant as specified in its charter)
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        Delaware                   333-72880            33-0852169
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(State or Other Jurisdiction       (Commission          (I.R.S. Employer
of Incorporation)                  File Number)         Identification Number)

18400 Von Karman, Suite 1000
Irvine, California                                     92612
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(Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243

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                                       -2-




Item 2.  ACQUISITION OR DISPOSITION OF ASSETS


Description of the Certificates and the Mortgage Pools

                   On March 19, 2003, a single series of certificates, entitled New Century Home Equity Loan Trust, Series 2003-2, Asset Backed Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among New Century Mortgage Securities, Inc. as depositor (the "Depositor"), New Century Mortgage Corporation ("New Century") and Ocwen Federal Bank FSB ("Ocwen") as servicers (the "Servicers") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of ten classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-IO Certificates," the "Class M-1 Certificates," the "Class M-2 Certificates," the "Class M-3 Certificates," the "Class M-4 Certificates," the "Class CE Certificates," the "Class P Certificates" and the "Class R Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $1,173,781,308.87 as of March 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated March 11, 2003 (the "Mortgage Loan Purchase Agreement") among the Depositor, Deutsche Bank AG New York Branch and NC Capital Corporation. The Class A-1 Certificates, the Class A-2 Certificates, the Class A-IO Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates and the Class M-4 Certificates were sold by the Depositor to Deutsche Bank Securities Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated March 11, 2003, between the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:

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                                       -3-


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                      Initial Certificate
   Class               Principal Balance                  Pass-Through Rate
   -----               -----------------                  -----------------
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    A-1                 $704,402,000.00                       Variable
    A-2                 $246,360,000.00                       Variable
   A-IO                 Notional Amount                       Variable
    M-1                 $ 70,427,000.00                       Variable
    M-2                 $ 64,558,000.00                       Variable
    M-3                 $ 45,777,000.00                       Variable
    M-4                 $ 17,607,000.00                       Variable
    CE                  $ 24,650,208.87                       Variable
     P                      $ 100.00                             N/A
     R              100 % Percentage Interest                    N/A

                  The Certificates, other than the Class CE, Class P and Class
R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated March 11, 2003, and the Prospectus Supplement, dated March 11, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE, Class P and Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.











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                                       -4-

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)    Not applicable

                  (b)    Not applicable

                  (c)    Exhibits



         Exhibit No.             Description
         -----------             -----------

            4.1 Pooling and Servicing Agreement, dated as of March 1, 2003, by and among New Century Mortgage
                                 Securities, Inc. as Depositor, New
                                 Century Mortgage Corporation and
                                 Ocwen Federal Bank FSB as Servicers
                                 and Deutsche Bank National Trust
                                 Company, relating to the Series
                                 2003-2 Certificates.





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                                   SIGNATURES


                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 3, 2003

                                        NEW CENTURY MORTGAGE SECURITIES,
                                        INC.


                                        By: /s/ Kevin M. Cloyd
                                           --------------------------------
                                        Name:   Kevin M. Cloyd
                                        Title:  Executive Vice-President








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                                Index to Exhibits





       Exhibit No.                           Description
       -----------                           -----------
           4.1                               Pooling and Servicing Agreement,
                                             dated as of March 1, 2003, by and
                                             among New Century Mortgage
                                             Securities, Inc. as Depositor, New
                                             Century Mortgage Corporation and
                                             Ocwen Federal Bank FSB as Servicers
                                             and Deutsche Bank National Trust
                                             Company, relating to the Series
                                             2003-2 Certificates.




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                                   Exhibit 4.1